Exhibit 10.21

EXECUTION VERSION

TRADEMARK SECURITY AGREEMENT

This Intellectual Property Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) is entered into as of May 3, 2019, by and between ROCK CLIFF CAPITAL, LLC (the “Lender”), and HERBAL BRANDS, INC., a Delaware corporation (“Grantor”).

RECITALS

A. Grantor has entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), with Lender , pursuant to which the Lender will make extensions of credit to Grantor;

B. As a condition to the Loan Agreement, Grantor is required to enter into this Agreement to further evidence the grant to Lender of the security interest in its Trademarks to secure the Obligations.

AGREEMENT

NOW, THEREFORE, Grantor agrees as follows:

To secure the Obligations, Grantor grants and pledges to Lender a security interest in all of Grantor’s Intellectual Property consisting of Trademarks (including without limitation those Trademarks listed on Exhibit A hereto), and all goodwill connected with the use thereof and symbolized thereby.

This security interest is granted in conjunction with the security interest granted to Lender under the Loan Agreement. The rights and remedies of Lender with respect to the security interest are as set forth in the Loan Agreement or as are now or hereafter available to the Lender as a matter of law or equity, shall be cumulative and concurrent.

Grantor represents and warrants that Exhibit A attached hereto set forth any and all Trademarks necessary for the conduct of its business in connection with which such Grantor has registered or filed an application with the United States Patent and Trademark Office.

All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed effective as of the date set forth above.

Address of Grantor:	GRANTOR:
HERBAL BRANDS, INC.
489 Fifth Avenue, 27th Floor
New York, NY 10017	By:	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
	Title:	President

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

Address of Lender:	LENDER:
ROCK CLIFF CAPITAL, LLC
412 West 15th Street, 14th Floor
New York, New York 10011	By:	/s/ Justin Korsant
	Name:	Justin Korsant
	Title:	Authorized Signatory

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

Exhibit A – TRADEMARKS

Trademark	Applicant	Owner	Date Filed	Serial #	Registration Date	Registration
DOCTORCARE PLUS	BNG Enterprises,	Herbal Brands, Inc.	12/9/2011	85492092	1/21/2014	4471375
DOCTORCAREPLUS RIGHTFOOT	SupremeBeing, LLC	Herbal Brands, Inc.	4/10/2015	86594356	1/17/2017	5125005
HERBAL CLEAN	BNG Enterprises,	Herbal Brands, Inc.	10/10/1995	75003292	9/17/1996	2001460
MASTER TEA	BNG Enterprises,	Herbal Brands, Inc.	10/10/1995	75003295	9/17/1996	2001461
NATURAL TREASURES	BNG Enterprises,	Herbal Brands, Inc.	10/10/1995	75003298	5/27/1997	2064566
MIRACLE BREAST	BNG Enterprises,	Herbal Brands, Inc.	6/2/1999	75719466	2/13/2001	2428925
Q CLEAN	BNG Enterprises,	Herbal Brands, Inc.	2/3/2000	75909283	2/19/2002	2539154
PRETOX	BNG Enterprises,	Herbal Brands, Inc.	2/16/2000	75921348	2/19/2002	2539181
CLEANSING TABS	BNG Enterprises,	Herbal Brands, Inc.	8/27/2001	76305877	1/7/2003	2671491
THE FIXX	BNG Enterprises,	Herbal Brands, Inc.	8/25/2001	76305376	4/8/2003	2705331
TOTAL ECLIPSE	BNG Enterprises,	Herbal Brands, Inc.	4/25/2001	76246739	8/5/2003	2748088
Q CARBO PLUS	BNG Enterprises,	Herbal Brands, Inc.	5/4/2000	76041225	8/26/2003	2756650
1 SHOT	BNG Enterprises,	Herbal Brands, Inc.	5/16/2003	76514920	6/15/2004	2853016
GENTLE CARE	BNG Enterprises,	Herbal Brands, Inc.	2/24/2003	76491738	6/7/2005	2960253
CLEANSING COCKTAIL	BNG Enterprises,	Herbal Brands, Inc.	2/4/2004	78362601	1/31/2006	3056647
BUTT DUST	BNG Enterprises,	Herbal Brands, Inc.	6/9/2006	78904595	7/3/2007	3258229
KEESTER KREAM	BNG Enterprises,	Herbal Brands, Inc.	6/2/2006	78899620	4/1/2008	3407614
GENTLE CARE	BNG Enterprises,	Herbal Brands, Inc.	8/15/2007	77256343	6/3/2008	3439690
SIMPLY SLENDER LEMONMADE DIET	BNG Enterprises,	Herbal Brands, Inc.	11/6/2007	77322752	12/16/2008	3547936
ASSURE DETOX	ACME Wholesale,	Herbal Brands, Inc.	5/29/2008	77486563	11/3/2009	3706285
ELIMINEX	BNG Enterprises,	Herbal Brands, Inc.	1/4/2010	77904716	8/3/2010	3828156
RELY	ACME Wholesale,	Herbal Brands, Inc.	8/15/2008	77548626	12/7/2010	3886799
QTABS	BNG Enterprises,	Herbal Brands, Inc.	7/24/2012	85685885	4/15/2014	4513293
PURITEX	BNG Enterprises,	Herbal Brands, Inc.	8/14/2015	86725995	11/7/2017	5330195
ERASE+DETOX	BNG Enterprises,	Herbal Brands, Inc.	8/14/2015	86725999	11/7/2017	5330196
QUICK TABS	BNG Enterprises,	Herbal Brands, Inc.	10/10/1995	75003297	1/6/1998	2127630
CHEEKY CLEAN	BNG Enterprises,	Herbal Brands, Inc.	8/21/2006	78956938	12/4/2007	3350403
FOOT De-FUNK	BNG Enterprises,	Herbal Brands, Inc.	11/17/2017	87690092	Pending	Pending
FOOT De-FUNK	BNG Enterprises,	Herbal Brands, Inc.	11/17/2017	87690103	Pending	Pendings
SIMPLY SLENDER	BNG Enterprises,	Herbal Brands, Inc.	1/17/2018	87759207	Pending	Pending
SIMPLY SLENDER	BNG Enterprises,	Herbal Brands, Inc.	1/17/2018	87759237	Pending	Pending
FUSION FORMULATIONS	Fusion Formulations, Inc. (name corrected to	Herbal Brands, Inc.	12/11/2007	77349390	5/5/2009	3616950